Transaction Systems Architects Investor Overview December 2006 VERSION 2.0 9-14-06 Exhibit 99.1

Private Securities Litigation Reform Act of 1995
Safe Harbor For Forward-Looking Statements
This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-
looking statements and risk factors is set forth at the end of this presentation. The company assumes no obligation to update any forward-looking statement in this presentation.
As  announced on October 27, 2006, the Company’s Audit Committee is conducting a voluntary review of its historical stock option grants for all periods from 1995 through the present.  On October 27, 2006, the Company also announced that its financial statements and all earnings releases and similar communications relating to financial periods since fiscal year 1995 should not be relied upon in light of the stock option review.  The review and the related audit procedures to be performed by the
Company’s outside auditors are not complete.  As a result, on December 14, 2006, the Company announced that the Company would not file its Annual Report on Form 10-K for the year ended
September 30, 2006 on the December 14, 2006 required filing date.  The Company intends to continue to devote all available resources with the objective of filing its Form 10-K for such period as promptly as practicable.

Investment Considerations
•
Leader in Global Payments Software and Solutions
– Customers include ~ 60% of the top 500 global banks that use 3 rd
party
payments software and 9 of the top 20 global retailers
•
Long-Term Blue-Chip Customer Base
– Average 18-year relationship with top ten customers
•
Significant Recurring Revenue Base
– 54% of fiscal 2006 revenue was contractually recurring on a monthly basis
– Volume-based, term license model – high customer retention rates
•
Large Contractual Backlog
– 60-month backlog of over $1.24 billion provides significant visibility into future operating results
•
Strong Cash Flow Generation
– High margins combined with minimal capital expenditure $4.3 million (P&E)
excluding acquisitions and working capital requirements

Investment Considerations (cont’d)
•
New Opportunity With Software as a Service Business Model
– Significantly expands potential opportunity
•
Leadership Advantages in Areas of Focus
– 30 years of providing leading payments processing solutions
– Approximately 12% of annual revenue invested in product development
– High degree of product integration, strong customer support and ongoing product investment results in low customer turnover
•
Positive Industry Fundamentals
– Global electronic payment volume estimated to grow approximately 13% annually through 2009, 4x GDP
– Aging legacy systems
– Drive for better payment systems productivity
•
Experienced Management Team and Vision for the Future
– Significant payments processing domain expertise
– Strategy for growth

Business Overview
• Leader in global enterprise electronic payment software and solutions
– Gold standard for single-message format payments
– Listed on the NASDAQ (ticker: TSAI)
– Member of the S&P MidCap 400 and Russell 2000
• Operates through one operating division - ACI Worldwide (“ACI”)
– Products sold and supported primarily through direct global distribution network
– Solutions are used to process retail and wholesale payments - credit and debit cards, smartcards, checks, high value payments and bulk file payments
– Additional capabilities for fraud management, transaction settlement, card management and infrastructure support
• Over 820 customers in 83 countries
– Primary customers include large banks, retailers and payment processors
Global business with long and successful operating history

Company History
Over 30 years of delivering market leading e-payments solutions
1975 1975
1981 1981
1983 1983
1991 1991
1987 1987
1995 1995
1997 1997
Founded as
custom
development
firm
First
international
sale
Went public
on NASDAQ
as ACI
Purchased by
US West
Purchased by
Tandem
Computers
TSA IPO and
Secondary
Offering
Proactive Risk
Manager
product launch
1982 1982
First product offering
(BASE24)
2002 2002
Phil Heasley
joins as CEO
Restructuring of
TSA organization
to combine
business units
March
2005
March
2005
LBO
1993 1993
Closed P&H
Acquisition
September
2006
September
2006
October
2005
October
2005
BASE24-es
product launch

TSA Business Strategy
•
Globalization
– Extend geographic reach
– Global infrastructure will drive efficiencies
•
Filling in the payments “supply chain”
– Build, buy, partner
•
Software as a Service
– Alternative mechanisms for offering payments technology to the marketplace
– Opens up new market opportunities
•
Payments convergence
•
Focus on growth
Management has developed a strong vision for the Industry

Continuation of the Strategy
Phil Heasley joins
as CEO
Acquisition
• Payments software
• Added customers
• Integration completed
Acquisition
• Payments software
• Entered Germany, access to new
products, initiated offshore efforts
• Integration on schedule
(Q2‘05)
(Q3‘05)
Announced global realignment of
organization structure
• Created cost efficiencies,
consolidated brand and positioned
for payments convergence
• Realignment completed
(Q1‘06)
(Q2‘06)
Acquisition
• Web-based enterprise
business banking for U.S.
banks
• Extends product family,
catalyst for broad distribution
of software as a service
• In-house and services-based
delivery
(Q4‘06)
Timeline based on TSA September Fiscal Year End.
• Globalization
• Solutions Leadership
• Software as a Service
• Payments Convergence
• Scale

ACI PAYMENT ENGINE SUITE

Transaction Acquiring and Switching • Authentication • Authorization
Straight Through Processing • Scripted Business Rules

ACI RISK MANAGEMENT SUITE	ACI PAYMENTS MANAGEMENT SUITE
Fraud Detection	Clearing, Settlement and Exception Processing
Anti-Money Laundering	Card and Account Management
Automated Case Management	Smart Card Services
Liquidity Management	Reporting, Monitoring and Charging
	EBPP/EIPP

ACI APPLICATION SERVICES SUITE

Connectivity • Security • Web Enablement and SOA • Business Continuity • BPM
Data, Application and Systems Management • Electronic Correspondence

PAYMENT NETWORKS

INTERNAL SYSTEMS

6-06

9 An End-to-End Payments Architecture TSA solutions can be deployed in-house or used as Software as a Service

Solutions Overview
• BASE24/BASE24-es
– Gold standard for online e-payment processing
– Strong in ATM and POS markets
– Customers process over 60 billion transactions
per year
– BASE24-es opens up the IBM-centric and open
systems markets, plus secures migration path
for existing base
• Wholesale Payments System
– High value money transfer system
– Strengths = scale, reliability, security
– Customers process over $3 trillion per day
• Proactive Risk Manager
– Emerging leader in enterprise fraud detection
– Includes rules and custom model deployment
options
• Software as a Service
– Domain management
– ASP-based services, starts with P&H
– Significantly expands market opportunity
• Payments Manager
– Back-office payment settlement
• Smart Chip Manager
– Smartcard lifecycle management
– Supports Europay/Mastercard/Visa (“EMV”)
standards
– Facilitates “multi-application” on the chip
• Retail Commerce Server
– Suite of e-payments products targeted at
retailers
– Runs on open systems including Windows and
Unix
Portfolio of products that provide end-to-end e-payments solutions architecture

Where TSA’s Solutions Fit – Wholesale Payments
National
Payment
Network
SWIFT
Wholesale Bank
(e.g. BofA,
Wachovia, PNC)
Domestic
Bank
Corporate Treasurer
or Individual
e.g.. FEDWIRE, CHIPS,
LVTS, CHAPS)
Foreign
Bank
Corporate Treasurer
or Individual
Corporate Treasurer
or Individual
Notifications,
Alerts
Domestic
Payments
International
Payments
Notifications,
Alerts
Bank peer-to-peer payments
TSA facilitates multiple processing models and straight-through processing

Network Access
Enterprise Access
Payments Framework
Channel Management

Where TSA’s Solutions Fit – Consumer Payments
Regional
Network
National
Network
ATM
Retailer
(e.g. Target, Safeway,
The Gap, Winn Dixie)
Acquiring
Institution (e.g. BofA,
Citibank, US Bank)
Regional
Network
Issuing Institution
(e.g. BofA,
Citibank, Wells Fargo.
Wachovia)
Merchant Acquirer
(e.g. FDC, Paymentech,
TSYS)
(e.g. Mastercard
Visa, Cirrus, Plus)
(e.g. Star, NYCE,
Instant Cash)
TSA offers services at every point in the payment flow

TSA Industry Focus
• Top 2000 world banks
• Top 500 global retailers
• Top 200 global and regional payment processors
• Software as a Service
– Designed to expand addressable market to lower tiers
– P&H acquisition is catalyst
Dynamic industry with significant potential for growth

TSA’s Footprint
9 of the top 20 global
retailers, and 33 of the
top 100 U.S. retailers
11 of the top 15 U.S.
banks running the
ACI Wholesale
Payments System, and
23 of the top 500
world banks
32 of the top 500 world
banks running ACI
Proactive Risk Manager
for fraud detection
12 of the top 25 U.S.
banks running the Web
Cash Manager Suite
(with P&H)
116 of  the top 500
world banks running
Retail Payment
Engines
TSA revenue represents less than 1% of the total revenue in the
2005 “Fintech 100”

Bank of America Higher Standards

JPMorgan

Wachovia

ING

us bank

First National Bank Omaha

RBS The Royal Bank of Scotland

CIBC

ABN·AMRO

TARGET

kmart

GAP

SAFEWAY Ingredients for life.

THE HOME DEPOT

Hertz

Publix. WHERE SHOPPING IS A PLEASURE

Kroger

Sears

Ahold

Metavante

FIRST DATA

VISA

MasterCard

GENPASS

TSYS

NETS Life made easier

LINK

TSA

15 Blue-Chip Customer Base Processors/Switchers Retailers Financial Institutions Long term relationships with blue chip customer base

3-Dimensional Licensing Model – Key Elements
•
Term (no perpetual licenses)
– Typical term is 5 years
– Leverages longevity of customer relationship
•
Feature/function
– Pricing by module (TSA has thousands of modules)
– Return from R&D initiatives
•
Business volumes
– Usually based on transactions, can be based on cards, accounts, etc.
– Generally results in customers paying a fee per transaction
– Ties the company to market volume growth
Attractive financial model tied to transaction volumes and contractually recurring revenue

•
Maintenance provided to license customers
– 15-20% of license amount and include annual CPI adjustments
– Includes periodic product updates in addition to usual product support
•
Professional services include design, development,
implementation, integration and installation
– Standard is time and materials
– Niche-specific, high-margin
•
Software as a Service
– Offers customers options for using IP
– Customers pay “by the drink”
– P&H brings new ASP offering
Value-Added Services
~50% of TSA’s revenue comes from maintenance and services

TSA’s Next Growth Opportunities
•
Tier 1 banks where IBM is the preference
– Increases opportunity by 2-3 times
•
Tier 2 banks and retailers
– Via Software as a Service
– Via open-systems platforms (Unix, Windows, Linux)
•
Expansion into countries with large and/or high growth in
payment volumes (e.g. Germany, Brazil, China)
– Unique opportunity to replace retail AND wholesale payments infrastructures
•
Global banks, deploying global solutions
•
Cross-selling solutions into the base (e.g. fraud detection)
– Average customer today has approximately 2 TSA products
TSA is well positioned to capitalize on significant growth opportunities

•
Focus is product extension,  geographic expansion and
delivery
•
Purchase of S2 Systems (product extension)
– Adds technology and expertise
•
Purchase of eps Electronic Payment Systems AG (geographic,
product extension)
– Leading supplier of consumer payments software in Germany
– Created presence in key electronic payments region
– Added strong technology and expertise in open-systems electronic payments
•
Purchase of P&H (delivery, product extension)
– Catalyzes software as a service initiative
– Adds gold-standard wholesale banking solutions
TSA’s Acquisition Strategy
Disciplined acquisition strategy focused on integration

Industry Overview * * * 20

Market Trends
• Electronic payment volumes still increasing,
especially debit
– Movement towards single-message format
•
Focus on increasing payments productivity
• Growing fraud losses and a focus on enterprise-wide fraud
detection and management
• Regulatory mandates accelerate – SEPA, Basel II, EMV, TDES
• Emerging interest in payments system convergence
– Creating re-usable payments functions
– Eliminating redundant systems
– Creating homogenous systems images for global deployment
Long-term electronic payments volume growth is superior to software spend growth and GDP

Global Electronic Payments
Transaction Growth
Compound Annual Growth Rate, 2004 to 2009
12.9%
13.1%
13.1%
10.5%
-3.3%
10.3%
3.2%
Electronic
Retail Payments
Retail Transfers
Wholesale
Checks
Total Non-Cash
Real GDP
Global Payment Transactions
2004
Transactions
(billion)
Change in
Transactions
2004 - 2009
(billion)
2004 - 2009
Compound
Annual
Growth Rate
Electronic 209.8 174.4 12.9%
Retail Payments
140.2 119.6 13.1%
Retail Transfers
47.6 40.6 13.1%
21.9 14.2 10.5%
Checks
52.4 -8.0 -3.3%
Total Non-Cash
262.2 166.4 10.3%
Real GDP $34,854 $6,027 3.2%
Wholesale
Source: 2006 ACI Payments Market Forecast
Electronic Payments Top 210 Billion & Double by 2010

Top 15 Countries – Electronic Payments
**
**
**
**
**
**
**
**
** Countries where TSA’s presence is limited
Source: 2006 ACI Payments Market Forecast
Electronic Payments - 2004
Top 15 Countries
Total
Transactions
(millions)
% of World
Transactions
% of World Real
GDP
% of World TSA
revenue
1 United States 66,014 31.5% 30.9% 41.5%
2 United Kingdom 18,446 8.8% 4.6% 9.1%
3 Germany 17,301 8.2% 5.6% 1.2%
4 France 11,488 5.5% 4.1% 0.2%
5 Brazil 10,856 5.2% 1.9% 1.6%
6 Canada 9,189 4.4% 2.3% 5.9%
7 China 5,794 2.8% 4.3% 0.0%
8 South Korea 5,591 2.7% 1.8% 1.8%
9 Australia 5,529 2.6% 1.2% 2.9%
10 Japan 4,771 2.3% 14.2% 0.4%
11 Spain 4,571 2.2% 1.9% 0.4%
12 Netherlands 4,269 2.0% 1.1% 2.5%
13 Italy 3,517 1.7% 3.2% 3.2%
14 Belgium 3,395 1.6% 0.7% 0.1%
15 Mexico 3,129 1.5% 1.8% 2.4%
Total Top 15 173,860 82.9% 79.3% 73.4%
World 209,762 -- -- --

Top 15 Growing Countries – Electronic Payments
** Countries where TSA’s presence is limited
**
**
**
**
**
**
**
**
Source: 2006 ACI Payments Market Forecast
Electronic Payments - Growth 2004 to 2009
Top 15 Countries
Change in
Transactions
(millions)
Compound
Annual Growth
Transactions
Compound
Annual Growth
Real GDP
1 United States 52,273 12.4% 3.3%
2 China 17,080 31.6% 8.1%
3 United Kingdom 10,994 9.8% 2.5%
4 Brazil 9,978 13.9% 3.4%
5 South Korea 8,317 20.0% 5.2%
6 Germany 6,433 6.5% 1.5%
7 France 5,780 8.5% 2.0%
8 Canada 5,638 10.0% 2.8%
9 Russia 4,084 18.9% 4.8%
10 Mexico 3,763 17.1% 3.7%
11 Australia 3,544 10.4% 2.5%
12 Spain 3,261 11.4% 2.7%
13 Poland 3,243 20.3% 4.6%
14 India 3,180 26.1% 6.5%
15 Singapore 2,856 17.4% 4.5%
Total Top 15 140,423 13.0% 3.5%
World 174,414 12.9% 3.2%

Heavy Volumes
Increased Cost/Age
Regulatory Change
Increased Risk
Today’s Payment Systems are Under Pressure
Emerging Solutions
ARC
Check Conversion
Web and
Telephone
Payments
Mobile Payments
Proximity
Payments
Stored Value
Cards
EMV
Emerged Solutions
Traditional Solutions
PayPal
Biometrics

Why is Convergence Coming?
• Banks face cost issues
– Competitive pressures
– Ongoing mandate compliance
• Risk management issues
– Authentication (ACI core competency)
– SEPA, operational fraud, AML
• Time-to-market needs
– Reusable services are needed
• Need for distinctive brand and image
TSA is well positioned as the premier provider of end-to-end payments solutions

Wire
Platform
Settle
Platform
Switch
Platform
ACH
Platform
Risk
Platform
Card
Platform
Wire
Platform
Settle
Platform
Switch
Platform
ACH
Platform
Risk
Platform
Card
Platform
Multiple, Redundant “Payment Engines”
Banks and processors are beginning to consolidate their payment systems

Common Services Can be Leveraged
POS, ATM
BRNCH
ARC, LBX
TW, WEB
BRANCH
CORE
CORE
FX , TSVCS
ATM , POS
BRANCH
ATM , POS
BRANCH
CARD
CORE,
CARD
CHANNEL
MANAGE-
MENT
ATM
ENTER-
PRISE
ACCESS
TW, WEB
WEB, ATM
CORE
CORE
Check
Wire
D License
Check Card
ID+PW
TESTKEY
Credit
Debit
CARD
CARD PIN
TYPE
Cash
ID
ACH
Bill
Payment
CARD
WEB
LOGON
DDA
DDA
SORT
COMPLEX
CARD
DDA
STP
STP
AUTHORI-
ZATION
PAYMENT
PREP
Counters
Recyclers
DDA
DDA
STP
STP
GRNTY
SWIFT
RTGS
MICR ,
CARD
KEY, MAC
BIC
VISA , MC
AMEX , JCB
STAR ,
LINK,
NETS
BIN, CVV
EMV
PIN, EMV
NETWORK
ACCESS
AUTHENTI-
CATION
Watermark
NACHA
BACS
CHKFREE
DEST
DEST
IMAGE
CORR
RECON
RULES
NEURAL
MANY
DUAL
SINGLE
DUAL
RULES
NEURAL
RULES
NEURAL
CLEARING
SETTLE-
MENT
Paper
Based
RISK
MANAGE-
MENT
Physical
Controls
DUAL
DUAL
RULES
NEURAL
RULES
NEURAL
P
a
y
m
e
n
t
I
n
s
t
r
u
m
e
n
t
Payment Value Chain

Network Access
Enterprise Access
Payments Framework
Channel Management
Application Services
Channels
Core Systems

Payment
Systems
Reconciliation Reconciliation
G/L G/L
DDA DDA
Check Check
ACH ACH
Debit Card
Wire Wire
Payments
Database
Providing an “Enterprise Payments Hub”
Teller Teller
Call Center Call Center
Web Site Web Site
IVR IVR
Mobile Mobile
Enterprise-based services increase overall efficiency and help reduce risk

Financial Overview 30

31 Summary TSA Historical Financials – Revenue $348.1 $313.2 $292.8 $277.3 $0.0 $100.0 $200.0 $300.0 $400.0 2003 2004 2005 2006 ($ millions)

Services
16%
Monthly
License Fees
20%
Maintenance
30%
Facilities
Management
4%
Initial
License Fees
30%
Revenue Mix
Asia/Pacific
10%
EMEA
38%
United States
34%
Americas Int'l
18%
Fiscal 2006 Revenue of $348.1 million
Highly recurring and geographically diverse revenue streams
Non-Recurring Recurring 54%

Summary TSA Historical Financials – EBITDA*
$62.5
$67.9
$63.7
$44.4
$0.0
$25.0
$50.0
$75.0
2003 2004 2005 2006
0
10
20
30
40
50
EBITDA EBITDA Margin
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
21.9%
*Fiscal 2006 includes class action settlement of $8.5 million and $5.7 million of special expenses.
EBITDA non-GAAP reconciliation is provided.
16.0%
16.0%
21.7%
21.7%
21.6%
21.6%
18.0%
18.0%

Backlog Overview*
60-Month Backlog – $1.24 billion 12-Month Backlog – $291 million
Backlog provides significant visibility into future operating results
* As of 9/30/06, includes P&H backlog net of accounting adjustment, 12 month backlog of $25 million and 60 month backlog of $135 million
Americas
54%
EMEA
36%
Asia/Pacific
10%
Non-Recurring
26%
Monthly
Recurring
74%

Fiscal 2007 Guidance
• Revenue Guidance for fiscal 2007 is expected to be in the
range of $430 million to $442 million
– P&H Revenue expected to be $39 million to $41 million
• Earnings per share guidance for fiscal 2007 is expected to be in the range of $1.46* to $1.61*
– P&H is expected to be dilutive on a GAAP basis of $0.17 to $0.19 per diluted share, accretive on a cash basis
• Non-GAAP adjusted earnings per share expected to be in
the range of $1.82* to $1.97* (see Non-GAAP Financial
Measure reconciliation)
*The Company’s fiscal 2007 financial guidance excludes any financial impact that may result from its options review and the costs associated with it.

Conclusion
• TSA is the category leader in global electronic
payments software and solutions
• Long-term blue-chip customer base
• Significant recurring revenue base
• Large contracted backlog
• Strong cash flow generation
• Leadership advantages in areas of focus
• Positive industry fundamentals
• Experienced management team

37 www.tsainc.com

38 Financial Appendix A • Sales-to-revenue discussion • Backlog analysis • Valuation considerations

Sales-to-Revenue Mechanics
• Sales order mix (license fees, maintenance, services,
ASP, etc.) and delivery or other acceptance provisions
drive revenue recognition
• Key attributes are type of sale, contract terms and
payment terms
• Maintenance and facilities management or ASP (P&H
Solutions) revenue is generally recognized ratably over
term of contract

TSA Sales Cycle by Type of Deal
New accounts
Major new applications
Capacity upgrades with existing customers
Add-ons for existing customers
Services
Term renewals
Term renewals with new products
ASP/FM
90 days 90 - 180 days
180 - 450 days
Note – TSA expenses sales commissions when the deal is signed (paid later)
Sales cycle ranges from 90 to 450 days
Core solution
renewal rates are in
excess of 97%

Sales-to-Revenue Flow
12-Month and 60-Month Backlog
(1)
Current Period Revenue
Traditional Term Renewals
No add-ons: Revenue recognized monthly over
term, depending on payment terms. Balance in 12-
and 60-month backlog.
Term License Renewals (with add-ons or new product)
Revenue recognized upon shipment or customer acceptance. (All revenue may be in
12- and 60-month backlog)
Services
Revenue recognized as performed.  Portion of contracted services in 12-
month backlog.
Maintenance & Facilities Mgmt
Capacity Upgrades
Revenue recognized ratably over term. Balance in
12- and 60-month backlog.
Add-ons, Tools
New Application to Existing Customer
Revenue recognized upon shipment or customer acceptance assuming some customization. (All revenue in 12- and 60-month backlog)
New Customer
Revenue recognized upon shipment or customer acceptance. (All revenue may be in
60-month backlog)
P&H Solutions
License fees recognized over term of contract - 1/5th in current year, 4/5th to 12- and 60-month backlog.
Maintenance fees recognized ratably over term.
Annual minimum ASP processing fees (escalate annually) recognized over term of contract and balance in 12- and 60-month backlog.
(1) At September 30, 2006, 12- and 60-month backlog were $291.5M and $1.24B, respectively.
Revenue associated with up-front payment
generally recognized in current period, balance to 12-
and 60-month backlog.
Revenue generally recognized in current period.

General Payment Terms
• Paid monthly, quarterly or annually Maintenance
• Paid as performed Services
• 50% of up-front payment at contract signing
• 50% of up-front payment at shipment or acceptance
• Periodic payments for maintenance or ongoing license fees (monthly, quarterly, annually) once system is up and running (90-day warranty before maintenance begins)
Term Fees
TSA Products
• Paid as performed Services
• Maintenance paid annually
• Minimum ASP processing fees paid annually (minimums increase over term of contract)
On-going Fees
• 100% paid of up-front payment at contract signing License Fees
P&H Products

TSA Backlog/Revenue Correlation
TSA’s current 12 month ($291.5M)
(1)
and 60 month ($1.24B)
(1)
backlogs support long-term growth
objectives and recurring nature of revenue reduces the risk profile of the business
Revenue growth estimated to be in the low double digits (company’s stated goal)
Backlog excludes services
(2)
revenue not yet contracted and transaction volume capacity upgrades. However, based on historical results, they can be considered recurring components of TSA’s business.
(1) As of September 30, 2006.
(2) Services under contract are included in the 12-month backlog.
Backlog
Existing contracts renewed at
historical renewal rates
Excludes non-contracted
services, no capacity upgrades,
no COLA, no up-front payments
assumed for renewals
Gap Fill
Services (not yet contracted):
historically ~20% of revenue
Capacity upgrades: historically
~10% of revenue
New business represents revenue
from sales of new applications or
new customers
2007 2008 2009 2010 2011
Revenue Breakdown Estimates
Revenue to come from current backlog 66% 49% 46% 43% 40%
Gap to revenue target 34% 51% 54% 57% 60%
Total Revenue % 100% 100% 100% 100% 100%
Operational View of Revenue Breakdown
Contracted Revenue
From 12-month and 60-month backlog 66% 49% 46% 43% 40%
Sources of Revenue from Existing Clients
Services not already in the backlog 10% 20% 20% 20% 20%
Transaction volume capacity upgrades 10% 10% 10% 10% 10%
Revenue from New Customers/Accounts 14% 21% 24% 27% 30%
Total Revenue % 100% 100% 100% 100% 100%

Valuation Considerations of 60-month Backlog
Split backlog and gap fill into two components over 5-year forecast
– Backlog: Year 1 equals TSA’s 12-month backlog, Years 2-5 assume equal amounts of remaining backlog (60-month less
12-month backlog) with minimal growth
– Gap Fill: equals revenue target less backlog
Assume operating margins ~25%
Applied different discount rates to backlog and gap fill over 5-year forecast to reflect risk of forecast
– Backlog: lower discount rate (risk-free rate + premium) due to reduced risk related to contracted revenue
– Gap Fill: traditional WACC
– Blended discount rate lower compared to companies without significant backlog because of lower risk profile
Assume historical investment in the business
Standard terminal value approaches (e.g., current market multiples)
Discounted Cash Flow Analysis Methodology
Reviewed sample of application software vendors that report backlog greater than their 2007 revenue estimates
Mean and Median Enterprise Value to Backlog Multiple estimated at approximately 1.4x
TSA valued at approximately 1.0x 60-month backlog
Comparable Backlog Analysis
Long-term recurring nature of TSA’s business and significant backlog represent a compelling and differentiated value proposition for long-term investors and should be considered when valuing the company.

Forward-Looking Statements
This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward looking statements and risk factors is set forth below. The company assumes no obligation to update any forward-looking statement in this presentation.
Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as the Company
“believes,” “ will,” “expects,” “looks forward to,” and words and phrases of similar impact, and include but are not limited to statements regarding future operations, business strategy and business environment and specifically include amounts estimated in the 12-month and 60-month backlogs, the
Company’s revenue and earnings guidance, and the Company’s long-term revenue and earnings growth objectives.
The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to, statements regarding the:
Company’s expectations regarding the timing of completing the review of its historical stock option practices;
Company’s expected timing regarding completion of the audit of its 2006 consolidated financial statements and the filing of its Annual Report on
Form 10-K;
Results of the option review;
Expected amounts of the charges relating to the settlement of the class-action lawsuit;
Company’s 12-month and 60-month backlog estimates;
Company’s calculation of recurring and non-recurring backlog;
Company’s revenues and EPS estimates for fiscal 2007;
Company’s belief of emerging interest in payments system convergence; and
Company’s belief of electronic payment volumes increasing.
Any or all of the forward-looking statements may turn out to be wrong. They can be affected by the judgments and estimates underlying such assumptions or by known or unknown risks and uncertainties. These factors include, without limitation, the risk that additional information may arise from the preparation of the Company’s financial statements or other subsequent events that would require the Company to make additional adjustments than those previously disclosed. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially from those expressed or implied in any forward-looking statement. In addition, the Company disclaims any obligation to update any forward-looking statements after the date of this presentation.

Forward-Looking Statements (continued)
All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in the Company’s filings with the
Securities and Exchange Commission. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review the Company’s filings with the Securities and Exchange Commission, including the Company’s form 10-K filed on December 14, 2005, the Company’s form 10-Q filed on February 9, 2006, the Company’s form 10-Q filed on May 10, 2006, the
Company’s form 10-Q filed on August 9, 2006 and specifically the sections entitled “Factors That May Affect the Company’s Future
Results or the Market Price of the Company’s Common Stock.”
The risks identified in the Company’s filings with the Securities and Exchange Commission include:
• Risks inherent in making an estimate of the Company’s 12-month and 60-month backlog which involve substantial judgment and estimates;
• Risks associated with tax positions taken by the Company which require substantial judgment and with which taxing authorities may not agree;
• Risks associated with litigation in the software industry regarding intellectual proprietary rights;
• Risks associated with the Company’s ability to protect its proprietary rights;
• Risks associated with the Company’s concentration of business in the financial services industry;
• Risks associated with fluctuations in quarterly operating results and resulting stock price volatility;
• Risks associated with conducting international operations;
• Risks regarding the Company’s new BASE24-es product;
• Risks associated with the Company’s dependence on its BASE24 solution;
• Risks associated with the Company’s dependence on the licensing of software products that operate on Hewlett-Packard NonStop servers;
• Risks associated with the complexity of the Company’s software products;
• Risks associated with the Company’s acquisition of new products and services or enhancement of existing products and services through acquisitions of other companies, product lines, technologies and personnel, or through investments in other companies;
• Risks associated with the acquisition of S2 Systems and the integration of its operations and customers, including, without limitation, the risks described in the Company’s Form 8-K filed July 1, 2005;
• Risks associated with the integration of its eps Electronic Payment Systems AG’s operations and customers, including, without limitation, the risks described in the Company’s Form 8-K filed May 11, 2006;
• Risks associated with the acquisition of its P&H operations and customers, including, without limitation, the risks described in the
Company’s Form 8-K filed September 1, 2006;
• Risks associated with new accounting standards or revised interpretations or guidance regarding existing standards; and
• Risks associated with the assessment and maintenance of internal controls over the Company’s financial reporting.

Forward-Looking Statements (continued)
Backlog Estimates
The Company’s 12-month and 60-month backlog estimates are based on the Company’s judgment about future events which, as described above, involve a number of risks and uncertainties. The Company estimates backlog using the methodology described in the Company’s Form 10-Q filed on
August 9, 2006 in the section entitled “Backlog” under Item 2. – MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATION – and on the Company’s Web site at www.tsainc.com.
Non-GAAP Financial Measures
This presentation includes, EBITDA, a non-GAAP financial measure. EBITDA is defined as net income before interest, taxes, depreciation and amortization. The Company uses EBITDA as a performance measure and provides EBITDA to investors to complement results provided in accordance with GAAP, as management believes the measure helps illustrate underlying operating trends in the Company's business and uses the measure to establish internal budgets and goals, manage the business and evaluate performance. Because EBITDA excludes some, but not all, items that affect net income and the definition of EBITDA may vary among other companies, the EBITDA measure presented by the Company may not be comparable to EBITDA measures of other companies. EBITDA should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. EBITDA reconciliation table:
($ thousands)
TSA
Net Income
Taxes
Interest Expense
Depreciation & Amortization
Interest Income
EBITDA
2003
14,347
19,288
2,999
9,015
(1,211)
44,438
2004
46,685
10,750
1,434
6,571
(1,762)
63,678
2005
43,246
22,861
510
5,180
(3,843)
67,954
2006
55,804
5,986
185
8,362
(7,825)
62,512

Non-GAAP Financial Measure
Non GAAP Financial Measure
This presentation includes earnings per share guidance on an adjusted, non-GAAP basis. TSA is presenting this non-GAAP guidance to provide more transparency to its earnings, focusing on operations before selected non-cash items. The Company believes that providing this non-GAAP financial measure is useful to its investors as an operating measure because it excludes certain expenses and therefore provides a consistent basis for comparison of the Company's expenses from period to period. The presentation of this non-GAAP financial measure should be considered in addition to the Company’s GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. A reconciliation of GAAP earnings per share to non-GAAP adjusted earnings per share is below.
FY06 Preliminary FY07 Guidance
GAAP earnings per share $1.46 $1.46 to $1.61**
Tax benefit (first and third quarter FY06) (0.46) n/a
Lawsuit settlement cost 0.14 n/a
Adjusted earnings per share after selected one-time items $1.14 $1.46 to $1.61**
Amortization of acquisition-related intangibles 0.05 0.22
Non-cash equity-based compensation 0.11 0.14
Non-GAAP adjusted earnings per share $1.30* $1.82 to $1.97**
*FY06 Not adjusted for special expenses of $0.10 for the fourth quarter
**Reflects P&H dilution in fiscal 2007 (detail as follows):
Projected contribution of P&H $0.06 to   $0.08
Amortization of intangible assets from P&H           ($0.12) to ($0.12)
P&H non cash stock based compensation                ($0.02) to ($0.02)
P&H deferred revenue impact                          ($0.10) to ($0.10)
Other net ($0.01) to ($0.01)
Total P&H dilution for fiscal 2007                    ($0.17) to ($0.19)

www.tsainc.com